                                                                Exhibit 23(a)



                        Independent Auditors' Consent
                        -----------------------------



We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                        KPMG Peat Marwick LLP



Jackson, Mississippi
April 23, 1997